Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4 – CREDIT AGREEMENT

(PUBLISHED CUSIP NUMBER 01736CAA0)

(PUBLISHED ISIN NUMBER US01736CAA09)

AMENDMENT NO. 4, dated as of May 17, 2005 (this “Amendment”), in respect of the Credit Agreement (as in effect immediately prior to the effectiveness of this Amendment, including, without limitation, after giving effect to Amendment Nos. 1, 2 and 3, dated as of May 28, 2004, October 12, 2004 and March 18, 2005, respectively, the “Credit Agreement”), dated as of March 8, 2004, among Allegheny Energy, Inc. (the “Borrower”), the Lenders, the Issuing Banks and Citicorp North America, Inc., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Credit Agreement.

PRELIMINARY STATEMENTS

(1) The Borrower has requested that the Required Lenders agree to modify the definition of “Borrower Interest Expense” in Section 1.01 of the Credit Agreement as set forth in this Amendment.

SECTION 1. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 2, the Required Lenders hereby agree to amend the definition of “Borrower Interest Expense” in Section 1.01 of the Credit Agreement by inserting the text that appears below as bolded and underlined text:

“Borrower Interest Expense” means, for any period, (a) the sum of, without duplication, (i) the interest expense (including imputed interest expense in respect of Capitalized Leases) of the Borrower for such period (including all commissions, discounts and other fees and charges owed by the Borrower with respect to letters of credit and bankers’ acceptance financing), in each case determined in accordance with GAAP, plus (ii) any interest accrued during such period in respect of Debt of the Borrower that is required to be capitalized rather than included in interest expense of the Borrower for such period in accordance with GAAP, minus (b) to the extent included in such interest expense referred to in clause (a)(i) for such period, amounts attributable to the amortization of financing costs and non-cash amounts attributable to the amortization of debt discounts in respect of Debt of the Borrower; provided, however, that neither (i) any payments of up to $47,300,000 in the aggregate made to holders of the 11 7/8% Mandatorily Convertible Trust Preferred Securities (the “Preferred Securities”) of Allegheny Capital Trust I in connection with the consummation of the tender for, and subsequent redemption of, the Preferred Securities and the corresponding tender and subsequent redemption of the Convertible Bonds and exercise of warrants attached thereto for shares of common stock par value $1.25 per share of the Borrower nor (ii) accrued interest and interest paid under the summary judgment granted against the Borrower in the Merrill Lynch Litigation, shall be included in any determination of the interest expense of the Borrower. For purposes of the foregoing, interest expense shall be determined after giving effect to any net payments made or received by the Borrower with respect to interest rate Hedging Agreements.

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment. The effectiveness of this Amendment is further conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

SECTION 3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) It is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.

(b) Its execution, delivery and performance of this Amendment, are within its powers, have been duly authorized by all necessary corporate action, and do not and will not (i) contravene its Constituent Documents, (ii) violate any law, rule, regulation (including Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting it or any of its properties or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of its Assets. It is not in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could be reasonably expected to have a Material Adverse Effect.

(c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery or performance by it of this Amendment.

(d) This Amendment has been duly executed and delivered by it. This Amendment is its legal, valid and binding obligations, enforceable against it in accordance with its terms, except to the extent limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(e) No Default has occurred and is continuing.

SECTION 4. Reference to and Effect on the Credit Agreement. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

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(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of section 8.04 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALLEGHENY ENERGY, INC., as Borrower

By	/s/ Suzanne C. Lewis
Name:	Suzanne C. Lewis
Title:	Vice President and Treasurer

CITICORP NORTH AMERICA, INC., as Administrative Agent

By	/s/ Robert J. Harrity Jr.
Name:
Title:

CITICORP NORTH AMERICA, INC., as Lender

By	/s/ Robert J. Harrity Jr.
Name:
Title:

CITIGROUP FINANCIAL PRODUCTS, INC., as Lender

By	/s/ Robert J. Harrity Jr.
Name:
Title:

THE BANK OF NOVA SCOTIA, as Lender

By	/s/ Thane Rattew
Name:	Thane Rattew
Title:	Managing Director

PNC BANK, NATIONAL ASSOCIATION, as Lender

By	/s/ Thomas A. Majeski
Name:	Thomas A. Majeski
Title:	Vice President

BANK OF AMERICA N.A., as Lender

By	/s/ Michelle A. Schoenfeld
Name:	Michelle A. Schoenfeld
Title:	Senior Vice President

JPMORGAN CHASE BANK, as Lender

By	/s/ Peter M. Ling
Name:	Peter M. Ling
Title:	Managing Director

Windsor Loan Funding, Limited
By: Stanfield Capital Partners LLC as its Investment Manager , as Lender

By	/s/ Christopher A. Bondy
Name:	Christopher A. Bondy
Title:	Partner

Stanfield Modena CLO, Ltd By: Stanfield Capital Partners, LLC as its Asset Manager
,
as Lender

By	/s/ Christopher A. Bondy
Name:	Christopher A. Bondy
Title:	Partner

Hamilton CDO, Ltd.
By: Stanfield Capital Partners LLC As its Collateral Manager , as Lender

By	/s/ Christopher A. Bondy
Name:	Christopher A. Bondy
Title:	Partner

CDL LOAN FUNDING LLC, as Lender

By	Jason Trala
Name:	Jason Trala
Title:	Attorney-In-Fact

XL RE Ltd.
By: Stanfield Capital Partners LLC as its Collateral Manager , as Lender

By	/s/ Christopher A. Bondy
Name:	Christopher A. Bondy
Title:	Partner

Stanfield Carrera CLO, Ltd. By: Stanfield Capital Partners LLC as its Asset Manager ,
as Lender

By	/s/ Christopher A. Bondy
Name:	Christopher A. Bondy
Title:	Partner

Stanfield Quattro CLO, Ltd.
By: Stanfield Capital Partners LLC As its Collateral Manager , as Lender

By	/s/ Christopher A. Bondy
Name:	Christopher A. Bondy
Title:	Partner

Stanfield Arbitrage CDO, Ltd.
By: Stanfield Capital Partners LLC as its Collateral Manager , as Lender

By	/s/ Christopher A. Bondy
Name:	Christopher A. Bondy
Title:	Partner

BALLANTYNE FUNDING LLC, as Lender

By	/s/ Meredith J. Koslick
Name:	Meredith J. Koslick
Title:	Assistant Vice President

DUNES FUNDING LLC, as Lender

By	/s/ Meredith J. Koslick
Name:	Meredith J. Koslick
Title:	Assistant Vice President

BIRCHWOOD FUNDING LLC, as Lender

By	/s/ Meredith J. Koslick
Name:	Meredith J. Koslick
Title:	Assistant Vice President

FOREST SPC LLC, as Lender

By	/s/ Meredith J. Koslick
Name:	Meredith J. Koslick
Title:	Assistant Vice President

STANWICH LOAN FUNDING LLC, as Lender

By	/s/ Meredith J. Koslick
Name:	Meredith J. Koslick
Title:	Assistant Vice President

Stanfield/RMF Transatlantic CDO Ltd. By: Stanfield Capital Partners LLC as its Collateral Manager
,
as Lender

By	/s/ Christopher A. Bondy
Name:	Christopher A. Bondy
Title:	Partner

ULT CBNA Loan Funding LLC for itself or as agent for ULT CFPI Loan Funding LLC , as Lender

By	/s/ Janet Haack
Name:	Janet Haack
Title:	As Attorney-In-Fact

SOL Loan Funding LLC for itself or as agent for SOL2 Loan Funding LLC
,
as Lender

By	/s/ Janet Haack
Name:	Janet Haack
Title:	As Attorney-In-Fact

Stedman CBNA Loan Funding LLC, for Itself or as agent for Stedman CFPI Loan Funding LLC as Lender

By	/s/ Janet Haack
Name:	Janet Haack
Title:	As Attorney-In-Fact

Trumbull THC2 Loan funding LLC, for itself for As agent for Trumbull THC2 CFPI Loan Funding LLC.
as Lender

By	/s/ Janet Haack
Name:	Janet Haack
Title:	As Attorney-In-Fact

Bushnell CBNA Loan Funding LLC, for itself Or as agent for Bushnell CFPI Loan Funding LLC, as Lender

By	/s/ Janet Haack
Name:	Janet Haack
Title:	As Attorney-In-Fact

CREDIT SUISSE, Cayman Islands Branch, (formerly known as Credit Suisse First Boston, acting through its Cayman Islands Branch)
as Lender

By	/s/ Thomas R. Cantello
Name:	Thomas R. Cantello
Title:	Vice President

By	/s/ Gregory S. Richards
Name:	Gregory S. Richards
Title:	Associate